Exhibit 99(a)
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of First Southern Bancshares, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Jack Johnson, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the Report.

                                                                                                        /s/ B. JACK JOHNSON
                                                                                                        Mr. B. Jack Johnson
                                                                                                        President and Chief Executive Officer
                                                                                                        Date: December 18, 2002